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VALIC COMPANY II

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VALIC COMPANY II

CAPITAL APPRECIATION FUND

INTERNATIONAL SMALL CAP EQUITY FUND

MID CAP VALUE FUND

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

February 15, 2012

Dear Participant:

We are writing to inform you of the recent change in sub-advisers to the Capital Appreciation Fund, the International Small Cap Equity Fund, and the Mid Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of VALIC Company II (“VC II”). On October 24-25, 2011, the Board of Trustees of VC II (the “Board”) approved (i) the appointment of The Boston Company Asset Management, LLC (“Boston Company”) as the new sub-adviser of the Capital Appreciation Fund, replacing Bridgeway Capital Management Inc. (“Bridgeway”), (ii) the appointment of UBS Global Asset Management (Americas) Inc. (“UBS”) as the new sub-adviser of International Small Cap Equity Fund, replacing PineBridge Investments, LLC (“PineBridge”), and (iii) the appointment of Robeco Investment Management, Inc. (“Robeco”) as a new sub-adviser of the Mid Cap Value Fund, replacing Nuveen Asset Management LLC (“Nuveen”). In conjunction with these changes in sub-advisers to the Funds, the Board also approved (i) the termination of Bridgeway as the sub-adviser of the Capital Appreciation Fund, (ii) the termination of PineBridge as the sub-adviser of the International Small Cap Equity Fund, and (iii) the termination of Nuveen as the sub-adviser of the Mid Cap Value Fund. On December 5, 2011, Boston Company began managing the Capital Appreciation Fund, UBS began managing the International Small Cap Equity Fund, and Robeco began managing the Mid Cap Value Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Funds, Boston Company, UBS, and Robeco and the terms of the investment sub-advisory agreements with Boston Company, UBS, and Robeco, which the Board has approved.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

Kurt W. Bernlohr

President

VALIC Company II

VALIC COMPANY II

CAPITAL APPRECIATION FUND

INTERNATIONAL SMALL CAP EQUITY FUND

MID CAP VALUE FUND

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

INFORMATION STATEMENT

Introduction

You have received this information statement because on November 30, 2011, you owned interests in the Capital Appreciation Fund, the International Small Cap Equity Fund, and/or the Mid Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of VALIC Company II (“VC II”), within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this information statement in lieu of a proxy statement. This information statement describes the decision by the Board of Trustees of VC II (the “Board”) to replace certain sub-advisers of the Capital Appreciation Fund, International Small Cap Equity Fund and Mid Cap Value Fund.

At a meeting held on October 24-25, 2011, the Board, including a majority of the trustees who are not “interested persons” of the Funds, The Boston Company Asset Management, LLC (“Boston Company”), UBS Global Asset Management (Americas) Inc. (“UBS”) or Robeco Investment Management, Inc. (“Robeco,” and together with Boston Company and UBS, the “Sub-advisers”), as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved (i) the appointment of Boston Company as the new sub-adviser to the Capital Appreciation Fund, (ii) the appointment of UBS as a new sub-adviser to the International Small Cap Equity Fund, and (iii) the appointment of Robeco as a new sub-adviser to the Mid Cap Value Fund. In conjunction with the appointment of the sub-advisers, the Board also approved (i) the termination of Bridgeway Capital Management, Inc. (“Bridgeway”) as the existing sub-adviser of the Capital Appreciation Fund, (ii) the termination of PineBridge Investments LLC (“PineBridge”) as an existing sub-adviser of the International Small Cap Equity Fund, and (iii) the termination of Nuveen Asset Management LLC (“Nuveen”) as an existing sub-adviser of the Mid Cap Value Fund. With respect to the appointment of Boston Company, the Board approved an amendment, dated December 5, 2011, to the existing Investment Sub-Advisory Agreement, dated June 7, 2010, between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and Boston Company to reflect that Boston Company will manage the assets of the Capital Appreciation Fund (the “Amended Boston Company Sub-Advisory Agreement”). With respect to the appointment of UBS, the Board approved a new Investment Sub-Advisory agreement, dated December 5, 2011, between VALIC and UBS to reflect that UBS will manage a portion of the assets of the International Small Cap Equity Fund (the “UBS Sub-Advisory Agreement”). With respect to Robeco, the Board approved a new Investment Sub-Advisory Agreement, dated December 5, 2011, between VALIC and Robeco to reflect that Robeco will manage a portion of the assets of the Mid Cap Value Fund (the “Robeco Sub-Advisory Agreement”). Boston Company assumed sub-advisory responsibilities of the Capital Appreciation Fund, UBS assumed sub-advisory responsibilities of the International Small Cap Equity Fund, and Robeco assumed sub-advisory responsibilities of the Mid Cap Value Fund on December 5, 2011.

VC II has received an exemptive order from the Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, a Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser.

This information statement is being provided to you to satisfy this requirement. This information statement is being posted at http://www.valic.com/InformStatements82_390045.html on or about February 15, 2012, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on November 30, 2011 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Management of the Funds and the Investment Advisory Agreement

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC II, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Funds. The Advisory Agreement was last approved by the Board at a meeting held on August 2, 2011. Under the Advisory Agreement, the annual advisory fees payable to VALIC by the Funds for the fiscal year ended August 31, 2011 was 0.55% of average monthly net assets or $256,423 for Capital Appreciation Fund, 0.82% of average monthly net assets or $5,124,373 for International Small Cap Equity Fund and 0.71% of average monthly net assets or $4,177,025 for Mid Cap Value Fund.

As investment adviser, VALIC oversees the day to day operations of the Funds and supervises the purchase and sale of the Funds’ investments. VALIC employs sub-advisers who make the investment decisions for the Funds although VALIC retains the responsibility for the overall management of the Funds. VALIC monitors the sub-advisers and compares the Funds’ performance with relevant market indices and other funds with comparable investment objectives and strategies. VALIC also monitors the sub-advisers’ compliance with the policies and procedures of the Funds and regularly provides reports to the Board describing the results of their evaluation and oversight functions. VALIC recommended Boston Company, UBS, and Robeco as new sub-advisers to the Capital Appreciation Fund, International Small Cap Equity Fund, and Mid Cap Value Fund, respectively, after conducting research and performing qualitative and quantitative analysis of other candidate firms and their organizational structures, investment processes and styles and long-term performance records.

The Sub-Advisory Agreements

Capital Appreciation Fund

As described above, effective December 5, 2011, Boston Company replaced Bridgeway as sub-adviser to the Capital Appreciation Fund. There were no changes in the Capital Appreciation Fund’s investment objectives, principal investment strategies or principal risks as a result of the change of sub-adviser.

Boston Company serves as sub-adviser to the Fund pursuant to the Amended Boston Company Sub-Advisory Agreement. As sub-adviser, Boston Company manages the investment and reinvestment of the Fund’s assets subject to VALIC’s oversight. Boston Company may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The Amended Boston Company Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the Amended Boston Company Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The Amended Boston Company Sub-Advisory Agreement shall continue in effect for an initial two year term beginning December 5, 2011. Thereafter, its continuance must be approved annually in the manner required by the 1940 Act and the rules thereunder. The Amended Boston Company Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice.

The Amended Boston Company Sub-Advisory Agreement is substantially similar in all material respects to the previous Sub-Advisory Agreement with Bridgeway other than the name of the sub-adviser, the date and the term of the agreement, and the fees to be paid. The Amended Boston Company Sub-Advisory Agreement will not result in an increase in fees to shareholders as VALIC, and not the Fund, is responsible for all fees payable pursuant to the new Sub-Advisory Agreement. A form of the Amended Boston Company Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.

Sub-advisory Fees. For the fiscal year ended August 31, 2011, VALIC paid Bridgeway $139,867, which was equal to 0.30% of the Fund’s average daily net assets. Of the advisory fees VALIC received, it retained $116,556 of its advisory fee after payment of sub-advisory fees to Bridgeway. The sub-advisory fee rate payable to Boston Company is equal to the sub-advisory fee rate payable to Bridgeway based on the Fund’s assets as of September 30, 2011 but once the Fund’s assets exceed $100 million, the sub-advisory fee rate payable to Boston Company will be lower than the sub-advisory fee payable to Bridgeway. Therefore, the advisory fees retained by VALIC after payment of sub-advisory fees would not have changed if Boston Company served as sub-adviser for the fiscal year ended August 31, 2011, although if the Fund’s assets increase in the future, VALIC could retain a greater percentage of its advisory fees.

International Small Cap Equity Fund

As described above, effective December 5, 2011, UBS replaced PineBridge as a sub-adviser of the International Small Cap Equity Fund. Invesco Advisers, Inc. (“Invesco”), who also serves as a sub-adviser to the Fund, continues to serve as sub-adviser along with UBS. There were no changes in the International Small Cap Equity Fund’s investment objectives, principal investment strategies or principal risks as a result of the change of sub-adviser.

UBS serves as a sub-adviser to the Fund pursuant to the UBS Sub-Advisory Agreement. As a sub-adviser, UBS manages the investment and reinvestment of a portion of the Fund’s assets subject to VALIC’s oversight. UBS may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The UBS Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the UBS Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The UBS Sub-Advisory Agreement shall continue in effect for an initial two year term beginning December 5, 2011. Thereafter, its continuance must be approved annually in the manner required by the 1940 Act and the rules thereunder. The UBS Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice.

The UBS Sub-Advisory Agreement is substantially similar in all material respects to the previous Sub-Advisory Agreement with PineBridge other than the name of the sub-adviser, the date and the term of the agreement, and the fees to be paid. The UBS Sub-Advisory Agreement will not result in an increase in fees to shareholders as VALIC, and not the Fund, is responsible for all fees payable pursuant to the new Sub-Advisory Agreement. A form of the UBS Sub-Advisory Agreement is attached to this Information Statement as Exhibit B.

Sub-advisory Fees. For the fiscal year ended August 31, 2011, VALIC paid PineBridge $1,562,919, which was equal to 0.25% of the Fund’s average daily net assets. Of the advisory fees VALIC received, it retained $1,570,116 of its advisory fee after payment of sub-advisory fees to PineBridge and Invesco. The sub-advisory fee rate payable to UBS is less than the sub-advisory fee rate payable to PineBridge based on the Fund’s assets as of September 30, 2011. If, for the fiscal year ended August 31, 2011, UBS had served as a sub-adviser to the Fund for the entire year it would have received $1,506,627 in sub-advisory fees, which is approximately $56,292, or 3.6% less than the fees actually paid to PineBridge, and thus VALIC would have retained a greater percentage of its advisory fees.

Mid Cap Value Fund

As described above, effective December 5, 2011, Robeco replaced Nuveen as a sub-adviser of the Mid Cap Value Fund. Wellington Management Company, LLP (“Wellington”) and Tocqueville Asset Management LP (“Tocqueville”), who also serve as sub-advisers to the Fund, continue to serve as sub-advisers to the Fund along with Robeco. There were no changes in the Mid Cap Value Fund’s investment objectives, principal investment strategies or principal risks as a result of the change of sub-adviser. However, as indicated in the October 26, 2011 supplement to the Fund’s prospectus (the “October Supplement”), the Mid Cap Value Fund transitioned its benchmark from the Russell 2500 Value® Index to the Russell MidCap Value® Index since management believes that the Russell Midcap Value® Index is more representative of the composition of the Fund.

Robeco serves as sub-adviser to the Fund pursuant to the Robeco Sub-Advisory Agreement. As sub-adviser, Robeco manages the investment and reinvestment of a portion of the Fund’s assets subject to VALIC’s oversight. Robeco may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The Robeco Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the Robeco Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The Robeco Sub-Advisory Agreement shall continue in effect for an initial two year term beginning December 5, 2011. Thereafter, its continuance must be approved annually in the manner required by the 1940 Act and the rules thereunder. The Robeco Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice.

The Robeco Sub-Advisory Agreement is substantially similar in all material respects to the previous Sub-Advisory Agreement other than the name of the sub-adviser, the date and the term of the agreement, and the fees to be paid. The Robeco Sub-Advisory Agreement will not result in an increase in fees to shareholders as VALIC, and not the Fund, is responsible for all fees payable pursuant to the new Sub-Advisory Agreement. A form of the Robeco Sub-Advisory Agreement is attached to this Information Statement as Exhibit C.

Sub-advisory Fees. For the fiscal year ended August 31, 2011, VALIC paid Nuveen $997,529, which was equal to 0.17% of the Fund’s average daily net assets. Of the advisory fees VALIC received, it retained $1,468,505 of its advisory fee after payment of sub-advisory fees to Nuveen, Tocqueville and Wellington. The sub-advisory fee rate payable to Robeco is less than the sub-advisory fee rate payable to Nuveen. If, for the fiscal year ended August 31, 2011, Robeco had served as a sub-adviser to the Fund for the entire year it would have received $867,152 in sub-advisory fees, which is approximately $130,377, or 13.1% less than the fees actually paid to Nuveen, and thus VALIC would have retained a greater percentage of its advisory fees.

Factors Considered by the Board of Trustees

At an in-person meeting held on October 24-25, 2011 (the “Meeting”), the Board, including the Independent Trustees, approved the Amended Boston Company Sub-Advisory Agreement, the UBS Sub-Advisory Agreement, and the Robeco Sub-Advisory Agreement. As indicated above (i) Boston Company was appointed as sub-adviser to the Capital Appreciation Fund, replacing Bridgeway as the sub-adviser, (ii) UBS was appointed as a sub-adviser to the International Small Cap Equity Fund, replacing PineBridge as a sub-adviser, and (iii) Robeco was appointed as a sub-adviser to the Mid Cap Value Fund, replacing Nuveen as a sub-adviser. The Board also approved the terminations of Bridgeway as the sub-adviser of the Capital Appreciation Fund, PineBridge as a sub-adviser of the International Small Cap Equity Fund and Nuveen as a sub-adviser of the Mid Cap Value Fund.

The Board received materials relating to certain factors the Board considered in determining to approve the Sub-Advisory Agreements. Those factors included: (1) the nature, extent and quality of services to be provided by the Sub-advisers; (2) each Sub-adviser’s sub-advisory fee rate compared to the sub-advisory fee rates of a peer group of funds with similar investment objectives (“Sub-advisory Expense Group/Universe”), as selected by Lipper, Inc., an independent third-party provider of investment company data; (3) the investment performance of each Fund compared to the investment performance of comparable funds in its Morningstar category (“Performance Group”) and against each Fund’s benchmark (“Benchmark”), and the investment performance of a comparable fund or composite managed by each Sub-adviser against the relevant Fund’s Performance Group and Benchmark; (4) the costs of services and the benefits potentially to be derived by the Sub-advisers, (5) whether the Fund would benefit from possible economies of scale by engaging the Sub-advisers; (6) the profitability of the Sub-advisers; and (7) the terms of the Sub-Advisory Agreements.

In considering whether to approve the Sub-Advisory Agreements, the Board also took into account presentations made at the Meeting by members of management as well as presentations made by representatives from each Sub-adviser who responded to questions posed by the Board and management. The Independent Directors were separately represented by independent counsel in connection with their consideration of the approval of the Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive session.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Funds by the Sub-advisers. The Board also considered that each Sub-adviser’s management of a Fund is subject to the oversight of VALIC and the Board, and each Fund must be managed in accordance with its investment objective, policies and restrictions as set forth in its prospectus and statement of additional information. The Board considered information provided to it regarding the services to be provided by the Sub-advisers. The Board considered the qualifications, background and responsibilities of the Sub-advisers’ investment personnel who would be responsible for providing investment management services to the Funds. The Board considered the investment strategies, investment style and investment processes that would be implemented by the Sub-advisers’ portfolio management teams. The Board took into account the financial condition of the Sub-advisers. In addition, the Board noted that Boston Company currently sub-advises the VALIC Company I (“VC I”) Large Cap Value Fund and that management is familiar with Boston Company’s business, legal, operations and compliance staff.

The Board, including a majority of the Independent Trustees, concluded that the scope and quality of advisory services to be provided by the Sub-advisers under the Sub-Advisory Agreements would be satisfactory.

Fees and Expenses; Investment Performance. The Board received and reviewed each Fund’s sub-advisory fee rates compared against the relevant Sub-advisory Expense Group/Universe. The Board also considered that VALIC negotiated the sub-advisory fee rates at arms-length and that the sub-advisory fees are paid by VALIC out of the advisory fees it receives from the Funds. The Board considered that the sub-advisory fee rate payable to each Sub-adviser contains breakpoints. The Sub-advisers provided and the Board also considered expense information of comparable accounts managed by the Sub-advisers, as applicable.

Capital Appreciation Fund. The Board considered that the sub-advisory fee payable to Boston Company is equal to the sub-advisory fee payable to Bridgeway based on the Fund’s assets as of September 30, 2011 but that once the Fund’s assets exceed $100 million, the sub-advisory fee payable to Boston Company would be lower than the sub-advisory fee payable to Bridgeway. The Board further noted that once Fund assets exceed $100 million, the amount of the advisory fee that VALIC retains would increase relative to what it would retain under the existing fee schedule with Bridgeway. The Board also considered that the sub-advisory fee rate payable to Boston Company was below the medians of the Fund’s Sub-advisory Expense Group/Universe.

International Small Cap Equity Fund. The Board considered that the sub-advisory fee payable to UBS is higher than the sub-advisory fee payable to PineBridge on the first $50 million of assets, equal to the sub-advisory fee payable to PineBridge on the next $50 million of assets, lower than the sub-advisory fee payable to PineBridge on assets between $100 million and $750 million, and equal to the sub-advisory fee payable to PineBridge on assets over $750 million. The Board noted that the Fund’s total assets as of September 30, 2011 were approximately $523 million, and that at this asset level, the subadvisory fee payable to UBS would be lower than the subadvisory fee payable to PineBridge which would increase the amount of the advisory fee that VALIC retains. The Board also considered that the sub-advisory fee rate payable to UBS was equal to the median of the Fund’s Sub-Advisory Expense Group and above the median of the Sub-Advisory Expense Universe.

Mid Cap Value Fund. The Board considered that the sub-advisory fee payable to Robeco is lower than the sub-advisory fee payable to Nuveen at all asset levels, which would increase the amount of the advisory fee that VALIC could retain. The Board also considered that the sub-advisory fee rate payable to Robeco was below the median of the Fund’s Sub-Advisory Expense Group and the median of the Sub-Advisory Expense Universe.

The Board also took into account management’s discussion of each Fund’s expenses, and noted that each Fund’s advisory fee rate would remain the same.

The Board received and reviewed information prepared by management regarding the Funds’ investment performance compared against the Benchmarks and their respective Performance Groups as of the period ended August 31, 2011. The Board also noted that it regularly reviews detailed performance information about the Funds.

With respect to the Capital Appreciation Fund’s performance, the Board considered that management has closely monitored the Fund’s performance for more than two years and that the performance of the Fund has been inconsistent, resulting in a poor long-term track record. The Board also considered the performance of another fund managed by Boston Company with a similar investment objective and investment style as the Fund (the “Boston Company Comparable Fund”). The Board noted that the Boston Company Comparable Fund underperformed the Benchmark for the year-to-date and one-year periods ended August 31, 2011, and outperformed the Benchmark for the three- and five-year periods ended August 31, 2011. The Board also noted that the Boston Company Comparable Fund underperformed its Performance Group for the year-to-date period ended August 31, 2011, and outperformed its Performance Group for the one-, three- and five-year periods ended August 31, 2011.

With respect to the International Small Cap Equity Fund’s performance, the Board considered that management has closely monitored the Fund’s performance for more than two years, and that Invesco had been added as a second sub-adviser with the expectation that the combination would improve Fund performance, however this has not been the case. The Board also considered the performance of a composite consisting of accounts managed by UBS with a similar investment objective and investment style as the Fund (the “UBS Composite”). The Board noted that the UBS Composite underperformed the Benchmark for the year-to-date and three-year periods ended August 31, 2011 and outperformed the Benchmark for the one- and five-year periods ended August 31, 2011. The Board also noted that the UBS Composite underperformed its Performance Group for the year-to-date and three-year periods ended August 31, 2011 and outperformed its Performance Group for one- and five-year periods ended August 31, 2011. The Board also considered information presented by management regarding the hypothetical performance of the Fund had it been sub-advised by UBS with the proposed allocation between UBS and the Fund’s current Sub-adviser, Invesco.

With respect to the Mid Cap Value Fund’s performance, the Board considered that management has closely monitored the Fund’s performance for more than a year and that Nuveen has been the source of much of the Fund’s underperformance. The Board also considered the performance of another fund managed by Robeco with a similar investment objective and investment style as the Fund (the “Robeco Comparable Fund”). The Board noted that the Robeco Comparable Fund outperformed the Benchmark and Performance Group for the year-to-date, one-, three- and five-year periods ended August 31, 2011. The Board also considered information presented by management regarding the hypothetical performance of the Fund had it been sub-advised by Robeco with the proposed allocation between Robeco and the Fund’s current Sub-advisers, Wellington and Tocqueville.

The Board concluded that the sub-advisory fees payable to each Sub-adviser are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also took into account management’s discussion of each Fund’s past performance and the performance of the comparable funds or the composite, as applicable.

Cost of Services and Benefits Derived and Profitability/Economies of Scale. The Board was provided information related to the cost of services and benefits derived in connection with the Sub-Advisory Agreements. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory and sub-advisory fees and that any collateral benefits derived as a result of providing advisory services to a Fund are de minimis. Because sub-advisory fees are paid by VALIC and not by a Fund, the Board concluded that the costs of the services to be provided by each Sub-adviser and the profitability to each Sub-adviser from its relationship with the Funds was not a material factor in its deliberations with respect to consideration of approval of the Sub-Advisory Agreements. For similar reasons, the Board also concluded that the potential for economies of scale in each Sub-adviser’s management of the Funds was not a material factor in approving the Sub-Advisory Agreements although the Board noted that the proposed sub-advisory fee schedules contained breakpoints.

Terms of the Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements, including the duties and responsibilities undertaken by each Sub-adviser. The Board also reviewed the terms of payment for services to be rendered by each Sub-adviser and noted that VALIC would compensate each Sub-adviser out of the advisory fees it receives from the Funds. The Board noted that the Sub-Advisory Agreements provide that the Sub-advisers will pay all of their own expenses in connection with the performance of their duties as well as the cost of maintaining the staff and personnel as necessary for it to perform their obligations. The Board also considered the termination and liability provisions of the Sub-Advisory Agreements and other terms contained therein. The Board concluded that the terms of the Sub-Advisory Agreements were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and its deliberations, the Board, including a majority of the Independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to approve the Sub-Advisory Agreements.

Information about The Boston Company

Boston Company is located at One Boston Place, Boston, Massachusetts 02108. As of December 31, 2011, Boston Company and its affiliates managed approximately $37.5 billion in assets. Boston Company is a subsidiary of The Bank of New York Mellon.

Boston Company is not affiliated with VALIC. No Director of VC II has owned any securities, or has had any material interest in, or a material interest in a material transaction with Boston Company or its affiliates since the beginning of the Fund’s most recent fiscal year.

The following chart lists the principal executive officers and the directors of Boston Company and their principal occupations. The business address of each officer and director is One Boston Place, Boston, Massachusetts 02108.

Name	Position with Boston Company and Principal Occupation
Jennifer Cassedy	Chief Compliance Officer
Corey A. Griffin	Manager
Richard K. Watson	Director of Product Development, Marketing, Sales and Relationship Management
David H. Cameron	Chairman, CEO & President/Manager
Phillip N. Maisano	Manager
Edward H. Ladd	Manager
Scott E. Wennerholm	Manager/Trustee of MAM (MA) Holding Trust (“Sole Member”)
Eugene J. Truschel	Chief Investment Officer
Joseph P. Gennaco	Chief Operating Officer
Cyrus R. Taraporevala	Manager
John A. Park	Trustee of Sole Member
Mitchell E. Harris	Trustee of Sole Member

Boston Company provides investment advisory services to the fund listed below, which has investment strategies similar to that of Capital Appreciation Fund.

Comparable Fund	Advisory Fee	Asset Managed as of 12/31/2011 ($ million)
Dreyfus Research Growth Fund	0.36%	$564.46

Information about UBS

UBS is located at 1285 Avenue of the Americas, New York, New York 10019. As of September 30, 2011, UBS and its affiliates managed approximately $148 billion in assets. UBS is an indirectly, wholly owned subsidiary of UBS AG, and a member of the UBS Global Asset Management division, which has approximately $578 billion in assets under management as of September 30, 2011. UBS AG is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial industry.

UBS is not affiliated with VALIC. No Director of VC II has owned any securities, or has had any material interest in, or a material interest in a material transaction with UBS or its affiliates since the beginning of the Fund’s most recent fiscal year.

The following chart lists the principal executive officers and the board directors of UBS and their principal occupations. The business address of each officer and director is 1285 Avenue of the Americas, New York, New York 10019.

Name	Position with UBS and Principal Occupation
Mark F. Kemper	General Counsel, Chief Legal Officer, Secretary and Managing Director
Joseph M. McGill	Chief Compliance Officer and Managing Director
John C. Moore	Head of Financial Control-Americas, Chief Financial Officer, Managing Director and Board Director
Barry M. Mandinach	Chief Marketing Officer – Americas, Vice President, Managing Director and Board Director
Shawn K. Lytle	Head of Americas, President, Group Managing Director and Board Director

UBS does not provide investment advisory services to a fund with comparable investment strategies to that of International Small Cap Equity Fund.

Information about Robeco

Robeco is located at 909 Third Avenue, 32nd Floor, New York, New York 10022. As of December 31, 2011, Columbia and its affiliates managed approximately $21.1 billion in assets. Robeco Group is wholly owned by Rabobank Group, a global investment management company headquartered in Rotterdam, the Netherlands.

Robeco is not affiliated with VALIC. No Director of VC II has owned any securities, or has had any material interest in, or a material interest in a material transaction with Robeco or its affiliates since the beginning of the Fund’s most recent fiscal year.

The following chart lists the principal executive officers and the directors of Robeco and their principal occupations. The business address of each officer and director is 909 Third Avenue, 32nd Floor, New York, New York 10022.

Name	Position with Robeco and Principal Occupation
William G. Butterly	Chief Operating Officer and Chief Compliance Officer
Joseph F. Feeney	Co-CEO
Leni M. Boeren	Director
Mark E. Donovan	Co-CEO
Matthew J. Davis	Chief Financial Officer
Roderick M. Munsters	Director
Paul F. Healey	Management Committee Member
Michiel Prinsze	Director
Martin Mlynar	Director

Robeco provides investment advisory services to the fund listed below, which has investment strategies similar to that of the Mid Cap Value Fund.

Comparable Fund	Sub-Advisory Fee	Asset Managed as of 10/30/2011 ($ million)
John Hancock Disciplined Value Mid Cap Fund	0.35% on the first $500 million	$924.7
	0.325% on the next $500 million
	0.30% on the next $500 million
	0.275% on the next $1 billion
	0.25% on the assets over $2.5 billion

Other Service Agreements

VC II has entered into an Administrative Services Agreement with SunAmerica Asset Management Corp. (“SAAMCo” or the “Administrator”) to provide certain accounting and administrative services to the Funds. VC II has entered into a Transfer Agency and Service Agency Agreement (“Transfer Agent Agreement”) with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements. For the fiscal year ended August 31, 2011, pursuant to the Administrative Services Agreement, SAAMCo was paid $32,636, $439,633 and $411,181 by the Capital Appreciation Fund, the International Small Cap Equity Fund and the Mid Cap Value Fund, respectively. For the fiscal year ended August 31, 2011, pursuant to the Transfer Agent Agreement, the Capital Appreciation Fund, the International Small Cap Equity Fund and the Mid Cap Value Fund paid VALIC $828, $709 and $1,242, respectively.

In addition, VC II has entered into a Shareholder Services Agreement with VALIC (the “Service Agreement”) for the provision of record keeping and shareholder services to contract owners and participants. Under the terms of the Service Agreement, VALIC receives from the Fund, an annual fee of 0.25% on average daily net assets, which for the fiscal year ended August 31, 2010 was $116,556, $1,570,116 and 1,468,505 from the Capital Appreciation Fund, the International Small Cap Equity Fund and the Mid Cap Value Fund, respectively.

SAAMCo, the Fund’s administrator, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. American General Distributors, Inc., the Fund’s principal underwriter is located at 2929 Allen Parkway, Houston, Texas 77019.

Brokerage Commissions

During the fiscal year ended August 31, 2011, Capital Appreciation Fund and International Small Cap Equity Fund paid no commissions to affiliated broker-dealers. The Mid Cap Value Fund paid commissions to affiliated broker-dealers in the amount of $166,267 and at 11.78%.

ANNUAL REPORTS

Copies of the most recent Annual Report and Semi-Annual Report may be obtained without charge if you:

•	write to:

Nori Gabert, Secretary

VALIC Company II

2929 Allen Parkway

Houston, Texas 77019

•	call (800) 448-2542
•	access the Report through the Internet at www.valic.com

SHAREHOLDER PROPOSALS

The Funds are not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of VALIC Company II, 2929 Allen Parkway, Houston, Texas 77019.

OWNERSHIP OF SHARES

As of the Record Date, there were 4,668,250.663 shares of Capital Appreciation Fund and 47,203,168.923 shares of International Small Cap Equity Fund and 41,035,351.579 shares of Mid Cap Value Fund outstanding. All shares of the Funds are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract, Plan or interests therein for more than 5% of the outstanding shares of the Funds. The trustees and officers of VC II and members of their families as a group beneficially owned less than 1% of shares of beneficial interest of the Funds, as of the Record Date.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 7th day of June 2010, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and THE BOSTON COMPANY ASSET MANAGEMENT, LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company II, an investment company organized under the laws of Delaware as a business trust (“VC II”). VC II is a series type of investment company issuing separate classes (or series) of shares of beneficial interest and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC II currently consists of fifteen portfolios (“Funds”):

Aggressive Growth Lifestyle Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

High Yield Bond Fund

International Small Cap Equity Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Money Market II Fund

Small Cap Growth Fund

Small Cap Value Fund

Socially Responsible Fund

Strategic Bond Fund

In accordance with VC II’s Agreement and Declaration of Trust (the “Declaration”), new Funds may be added to VC II upon approval of the Board of Trustees (the “Board”) without the approval of shareholders. This Agreement will apply only to the Fund(s) set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER AGREE AS FOLLOWS:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and review of VALIC and the Board and in conformity with the 1940 Act, all applicable laws and regulations thereunder, and all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Declaration, VC II’s Bylaws (the “Bylaws”), each Covered Fund’s registration statement, prospectus, and stated investment objectives, policies and restrictions and any applicable procedures adopted by the Board and provided to the SUB-ADVISER, shall:

(a) manage the investment and reinvestment of all of, or to the extent applicable, a portion of, the assets of each Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b) maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

Without limiting the foregoing, the SUB-ADVISER represents and warrants to VALIC that all of, or to the extent applicable the portion of, the assets which it manages of the Covered Fund(s) set forth in Schedule A will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Covered Fund to be treated as a “regulated investment company” under Subchapter M; (c) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code so as not to jeopardize the treatment of the variable annuity contracts that offer the Covered Funds as annuity contracts for purposes of the Code; (d) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code; (e) the provisions of the 1940 Act and rules adopted thereunder; (f) the objectives, policies, restrictions and limitations for the Covered Funds as set forth in the Covered Funds’ current prospectus and statement of additional information as most recently provided by VALIC to the SUB-ADVISER; and (g) the policies and procedures as adopted by the Board, as most recently provided by VALIC to the SUB-ADVISER. The SUB-ADVISER shall furnish information to VALIC, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The SUB-ADVISER further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for shares of the Covered Funds, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the SUB-ADVISER expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the 1940 Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

VALIC agrees that SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the representations and warranties stated in this Section (including, but not limited to, the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code) with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by the SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. Subject to approval by the Board of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund(s) considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund(s) by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the Board regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC II promptly upon their reasonable written request all of the Covered Fund(s)’s investment records and ledgers to assist VALIC and VC II in compliance with respect to the Covered Fund(s)’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish the Board such periodic and special reports as VALIC and the Board may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board have authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC II to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of the Covered Fund(s). The money and investments will be held by the Custodian of the Covered Fund(s). The SUB-ADVISER will arrange for the transmission to the Custodian for the Covered Fund(s), on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the custodian of the Covered Fund(s) (i) to pay cash for securities and other property delivered to the Custodian for the Covered Fund(s) (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC II other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement. VALIC and the SUB-ADVISER acknowledge that VC II will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Fund(s).

The SUB-ADVISER also represents and warrants that in furnishing services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of the Covered Fund(s) or other series of VC II, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investment companies that are under common control with VC II, concerning transactions of the Covered Fund(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the 1940 Act.

2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on the Covered Fund(s)’s average daily net asset value computed for each of the Covered Fund(s) as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Declaration and Bylaws. Any change in Schedule A pertaining to any new or existing Covered Fund(s) shall not be deemed to affect the interest of any other Covered Fund(s) and shall not require the approval of shareholders of any other Covered Fund(s).

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in the Declaration, as applicable, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC II or the Covered Fund(s).

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever the Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund(s) complies with such Code diversification provisions, as directed by VALIC.

4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (“SEC”) and will promptly after filing any annual amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC II to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the VC II trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Board or a majority of that Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act or in the event of the terminate of the Investment Advisory Agreement between VALIC and VC II as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to them.

The SUB-ADVISER agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund(s)’s property and will be surrendered promptly to the Covered Fund(s) or VALIC upon request. The SUB-ADVISER agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Covered Fund(s)’s auditors, the Covered Fund(s) or any representative of the Covered Fund(s), VALIC, or any governmental agency or other instrumentality having regulatory authority over the Covered Fund(s).

VALIC has herewith furnished the SUB-ADVISER copies of the Covered Fund(s)’s Prospectus, Statement of Additional Information, the Declaration and Bylaws as are currently in effect and agrees during the continuance of this Agreement to furnish SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments, supplements or new policies and procedures to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund(s) as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. Subject to provisions of this paragraph, the SUB-ADVISER grants VALIC and the Covered Fund(s) a non-exclusive right to use the “THE BOSTON COMPANY ASSET MANAGEMENT, LLC” name in connection with the SUB-ADVISER’s management of the Covered Fund(s) (i) for so long as this Agreement, any other investment management agreement between VALIC and SUB-ADVISER with respect to VC II, or to any extension, renewal or amendment thereof, remain in effect, and (ii) for subsequent periods as long as required by law, rule or regulation or to the extent necessary to refer to or illustrate the historical performance of the Covered Fund(s).

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC II in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

7.	Liability of the SUB-ADVISER

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the SUB-ADVISER (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the SUB-ADVISER) the SUB-ADVISER shall not be subject to liability to VC II, the Covered Funds, or to any shareholder of the Covered Funds for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, VALIC shall indemnify the SUB-ADVISER (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the SUB-ADVISER) (collectively, the “Indemnified Parties”) from any liability arising from the SUB-ADVISER’s conduct under this Agreement.

(b) The SUB-ADVISER agrees to indemnify and hold harmless VALIC and its affiliates and each of its directors and officers and each person, if any, who controls VALIC within the meaning of Section 15 of the 1933 Act against any an all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which VALIC or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the SUB-ADVISER, or (ii) any failure by the SUB-ADVISER to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the SUB-ADVISER’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The SUB-ADVISER shall not be liable to VALIC for (i) any acts of VALIC or any other subadviser to the Covered Fund(s) with respect to the portion of the assets of the Covered Fund(s) not managed by SUB-ADVISER and (ii) acts of the SUB-ADVISER which result from acts of VALIC, including, but not limited to, a failure of VALIC to provide accurate and current information with respect to any records maintained by VALIC or any other subadviser to a Covered Fund, which records are not also maintained by or otherwise available to the SUB-ADVISER upon reasonable request. VALIC shall indemnify the Indemnified Parties from any liability arising from the conduct of VALIC and any other subadviser with respect to the portion of a Covered Fund’s assets not allocated to SUB-ADVISER.

8.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

9.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

10.	Force Majuere

Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented by the offending party through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

11.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:

Attn: Kurt Bernlohr
2919 Allen Parkway, L14-25
Houston, Texas 77019
Tel: (713) 831-6133
Fax: (713) 831-8953

With a copy to:

Attn: Nori L. Gabert, Esq.
2929 Allen Parkway, AT28-40
Houston, Texas 77019
Tel: (713) 831-5165
Fax: (713) 831-2258

If to SUB-ADVISER:

With a copy to:

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	//S// KURT W. BERNLOHR
Name:	Kurt W. Bernlohr
Title:	Senior Vice President

ATTEST:	//S// SHANA L. WALKER

NAME:	Shana L. Walker

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

By:	//S// DAVID H. CAMERON
Name:	David H. Cameron
Title:	CEO & President

ATTEST:	//S// MICHAEL MCMANUS

NAME:	Michael McManus

SCHEDULE A

(Effective June 7, 2010)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Large Cap Value Fund	0.250% on the first $250 million
0.225% on the next $250 million
0.200% on over $500 million

AMENDMENT NO. 2

TO

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 2 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is effective as of December 5, 2011, by and among The Variable Annuity Life Insurance Company (“VALIC”) and The Boston Company Asset Management LLC (the “Sub-Adviser”).

RECITALS

WHEREAS, VALIC and VALIC Company II (“VC II”) (formerly North American Funds Variable Product Series II) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated June 7, 2010 (the “Agreement”), with respect to the VC I Covered Funds with the Sub-Adviser, as listed on Schedule A thereto; and

WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the inclusion of the Capital Appreciation Fund, as a Covered Fund to be managed by the Sub-Adviser.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1.

Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect that the Sub-Adviser will manage the assets of the Capital Appreciation Fund and shall be compensated on those assets managed, in accordance with Section 2 of the Agreement. The revised Schedule A is also attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.

Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY		THE BOSTON COMPANY ASSET MANAGEMENT, LLC

By:	/s/ Kurt W. Bernlohr	By:	/s/ Bart Grenier

Name:	Kurt W. Bernlohr	Name:	/s/ Bart Grenier

Title:	Senior Vice President	Title:	Chairman, Chief Executive Officer and Chief Financial Officer

SCHEDULE A

Effective December 5, 2011

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Large Cap Value Fund	0.250% on the first $250 million
0.225% on the next $250 million
0.200% on over $500 million

Capital Appreciation Fund	0.30% on the first $100 million
0.25% on over $100 million

Exhibit B

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 5th day of December 2011, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC., hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company II (“VC II”) pursuant to a written Investment Advisory Agreement between VALIC and VC II, a Delaware business trust. VC II is a series type of investment company issuing separate classes (or series) of shares and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC II currently consists of fifteen portfolios (“Funds”):

Aggressive Growth Lifestyle Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

High Yield Bond Fund

International Small Cap Equity Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Money Market II Fund

Small Cap Growth Fund

Small Cap Value Fund

Socially Responsible Fund

Strategic Bond Fund

In accordance with VC II’s Agreement and Declaration of Trust (the “Declaration”), new Funds may be added to VC II upon approval of the VC II Board of Trustees without the approval of shareholders. This Agreement will apply only to the Fund(s) set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (each, a “Covered Fund”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER AGREE AS FOLLOWS:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and approval of VALIC and the VC II Board of Trustees and in conformity with (i) the 1940 Act, and all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of a Covered Fund; (iii) the Declaration and Bylaws of VC II currently in effect (collectively, the “Charter Documents”); (iv) the investment objectives, policies and restrictions stated in each Covered Fund’s prospectus and statement of additional information; and (iv) any applicable procedures adopted by the VC II Board of Trustees and communicated to the SUB-ADVISER in writing, shall:

(a)

manage the investment and reinvestment of the assets of each Covered Fund, and conduct an investment evaluation for each Covered Fund, including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC II Board of Trustees, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs; and

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER in the SUB-ADVISER’s discretion, including any brokers or dealers that may be affiliated with the SUB-ADVISER to the extent permitted by applicable laws and the rules and regulations thereunder and any exemptive order currently in effect, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER in the SUB-ADVISER’s discretion, subject to the SUB-ADVISER’s control, direction, and supervision, including any brokers or dealers that may be affiliated with the SUB-ADVISER to the extent permitted by applicable laws and the rules and regulations thereunder and any exemptive order currently in effect.

In selecting brokers or dealers to execute transactions on behalf of a Covered Fund, the SUB-ADVISER will attempt to obtain best execution. In seeking to obtain best execution for any transaction, the SUB-ADVISER will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the brokers or dealers and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, the SUB-ADVISER is authorized to consider the “brokerage and research services” (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”)) provided to a Covered Fund and/or other accounts over which the SUB-ADVISER or any of its affiliates exercise discretion (“Client Accounts”). As permitted by Section 28(e) of the 1934 Act, the SUB-ADVISER may cause a Covered Fund to pay a broker that provides such brokerage and research services an amount of disclosed commission for effecting a portfolio transaction for the Covered Fund in excess of the commission that another broker may have charged for effecting the same transaction, provided that the SUB-ADVISER determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the overall responsibilities of the SUB-ADVISER to the Covered Fund and any other Client Accounts. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the VC II Board of Trustees regarding the performance of services under this Agreement. Upon receiving written request from VALIC and/or VC II, the SUB-ADVISER will promptly make available to VALIC and VC II copies of all of the investment records and ledgers relating to a Covered Fund to assist VALIC and VC II in complying with regulations applicable to the Covered Fund’s securities transactions as required by the 1940 Act, the Advisers Act or any other applicable law. The SUB-ADVISER will furnish to the VC II Board of Trustees such periodic and special reports as VALIC and the VC II Board of Trustees may reasonably request. The SUB-ADVISER will furnish to regulatory authorities with jurisdiction over the SUB-ADVISER, VALIC and/or VC II any information or reports in connection with the SUB-ADVISER’s investment advisory services which may be requested pursuant to such regulator’s authority in order to ascertain whether the operations of a Covered Fund are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not hold money or investments on behalf of a Covered Fund. The money and investments will be held by the custodian of the Covered Fund (the “Custodian”). The SUB-ADVISER will arrange for the transmission to the Custodian, on a daily basis, such confirmations, trade tickets and/or other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Fund. The SUB-ADVISER is authorized and empowered to instruct the Custodian (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian, (ii) to deliver securities and other property against payment for beneficial interests in VC II, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement. VALIC authorizes and empowers the SUB-ADVISER to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of a Covered Fund and, as agent and attorney-in-fact, to execute for the Covered Fund standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

VALIC will vote all proxies relating to securities held by a Covered Fund. VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the VC II Board of Trustees. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by a Covered Fund. VALIC will instruct the Custodian and other parties providing services to VC II promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund. The SUB-ADVISER shall not be responsible for (i) directing the vote of any proxy; (ii) instructing the Custodian or any other party providing services to VC II to forward to the proxy voting service copies of any proxies and shareholder communications relating to securities held by a Covered Fund, or (iii) taking any action on behalf of a Covered Fund in connection with a class action lawsuit, settlement proceeding, or other legal proceeding (including, without limitation, bankruptcies) involving portfolio securities owned by the Covered Fund.

To the extent that a Covered Fund invests in the securities of an issuer that provides investors with an opportunity to tender their interests with respect to such securities, the SUB-ADVISER is authorized and empowered to determine whether a tender should be made with respect to the Covered Fund’s investment in such securities.

The SUB-ADVISER may aggregate sales or purchase orders placed or received for a Covered Fund with sales or purchase orders being made generally concurrently with any other Client Account, provided that in the SUB-ADVISER’s reasonable judgment, including its consideration of various factors (including the selling or purchase price, brokerage commission and other expenses), such aggregation is fair and reasonable and consistent with the SUB-ADVISER’s fiduciary obligations to the Covered Fund and such other Client Accounts. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the SUB-ADVISER’s determination of whether such aggregation is fair and reasonable is subjective and based on the SUB-ADVISER’s determination that a Covered Fund may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent VALIC or a Covered Fund other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all of VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement. The SUB-ADVISER shall not be responsible for bearing any cost or expense of a Covered Fund, such as the cost of any brokerage commissions, taxes, Blue Sky qualification fees, outside auditing and legal expenses, custodial fees or other transaction-related fees incurred by or on behalf of a Covered Fund.

The SUB-ADVISER represents and warrants that in furnishing the services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of a Covered Fund or other series of VC II, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investments companies that are controlled by VC II, concerning transactions of the Covered Fund in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of a Covered Fund, and will keep confidential any non-public information obtained directly as a result of its management of Covered Fund assets, and disclose such non-public information only if VALIC or the VC II Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable regulatory authorities or self-regulatory organization (including the SUB-ADVISER’s regulatory examiners) or valid order of a court or other tribunal of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Trustees of VC II.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a sub- advisory fee based on each Covered Fund’s average daily net asset value, calculated as described in this Section 3 and in the fee schedule attached hereto as Schedule A. VALIC and the SUB-ADVISER may agree to amend Schedule A in writing from time to time, provided that any such amendment is made in conformity with the Charter Documents and applicable laws and regulations. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in the Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than thirty (30) days following the end of such month.

If this Agreement is terminated before month-end, the foregoing compensation shall be prorated. The payment of sub- advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC II.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and/or its affiliates now act, will continue to act and may act in the future as investment adviser or sub-adviser to one or more fiduciary and/or other managed accounts or investment companies. VALIC has no objection to the SUB-ADVISER and/or its affiliates so acting; provided that, whenever a Covered Fund and one or more other Client Accounts have available funds for investment, investments suitable and appropriate for each fund or account will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. VALIC recognizes that, in some cases, this procedure may adversely affect the price paid or received by a Covered Fund or limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER or in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER does not guarantee the future performance of a Covered Fund or any specific level of performance, the success of any investment decision or strategy that the SUB-ADVISER may use, or the success of the SUB-ADVISER’s overall management of the assets of a Covered Fund. Each of VALIC and VC II understand that each investment decision made for a Covered Fund by the SUB-ADVISER is subject to risk, including various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of a Covered Fund allocated to its management by VALIC, including by making investment decisions for the Covered Fund.

The SUB-ADVISER shall not be liable to any of VALIC, VC II, the Funds, or any shareholder in a Fund, and VALIC shall indemnify the SUB-ADVISER for any act or omission, and against any demand, claim, action, suit, or other proceeding, in connection with rendering services under this Agreement, or for any losses sustained in connection with matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER. Nothing in this Agreement shall constitute a waiver or limitation of any rights which VALIC may have under federal and state securities laws.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that each Covered Fund is in compliance with Subchapter M of the Code and section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall seek to take prompt action so that the relevant Covered Fund complies with such Code diversification provisions, as directed by VALIC.

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser or sub- adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide VALIC with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC with a copy of its Form ADV and, after filing any annual amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC II to delegate some or all of its responsibilities to one or more sub-advisers, and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.	Term of Agreement

This Agreement shall become effective as to each Covered Fund set forth on Schedule A on the date hereof and as to any other Fund on the date of the amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to each Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the VC II trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the VC II Board of Trustees or a majority of the Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment, as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC II as it relates to a Covered Fund. VALIC agrees to give the SUB-ADVISER prompt notice in the event of termination of the Investment Advisory Agreement. This Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC II Board of Trustees or by vote of the holders of a majority of the Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC (i) without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER, without payment of any penalty, may terminate this Agreement at any time or preclude its renewal on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

7.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons, including its affiliates, believed to be particularly fit to assist in the SUB-ADVISER’s performance of services under this Agreement, provided that no such person serves or acts as an investment adviser independent of the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such person will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to any such person.

The SUB-ADVISER agrees that all books and records which it maintains for a Covered Fund are the property of the Covered Fund. The SUB-ADVISER also agrees upon request of VALIC or VC II, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation, or its or its parent company’s policies and procedures relating to the retention of records. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

VALIC has furnished the SUB-ADVISER copies of each Covered Fund’s prospectus and statement of additional information, the Charter Documents, and any applicable policies and procedures adopted by the VC II Board of Trustees, as currently in effect, and VALIC also agrees, for so long as this Agreement remains in effect, to furnish to the SUB-ADVISER copies of any amendments or supplements thereto, and any new policies and procedures, before or at the time the amendments, supplements or policies and procedures become effective. Until VALIC delivers any amendments, supplements or new policies and procedures to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor, rely on and act on any notice, instruction or confirmation given by VALIC on behalf of a Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such notice, instruction, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to submit for preapproval to the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, reports to shareholders, sales literature, or other material prepared for distribution to interest holders of the Funds or the public that refer in any way to the SUB-ADVISER. The SUB-ADVISER agrees to review and respond in writing with comments or approval within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof, and if written approval or comments are not received within such time period then the use of such documents or materials shall be presumed approved by the SUB-ADVISER. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER’s name and/or logo as soon as practicable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and VC II as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

VALIC agrees to provide to the SUB-ADVISER in writing a list of, and all relevant details relating to, all custodial accounts containing assets being managed by the SUB-ADVISER pursuant to this Agreement and shall provide the SUB-ADVISER with prompt written notice of all changes to such list and related details.

VALIC agrees to provide the SUB-ADVISER with any further documents, materials or information that the SUB-ADVISER may reasonably request from time to time, including such documents, materials or information that the SUB-ADVISER deems necessary in order to complete any annual due diligence of VALIC, VC II and each Covered Fund. VALIC shall also provide the SUB-ADVISER with a copy of its Form ADV Part II, and furnish to the SUB-ADVISER any annual amendment to its Form ADV promptly after filing such amendment with the SEC.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC II in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

In addition to the indemnification set forth in Section 4 of this Agreement, VALIC agrees to indemnify and hold harmless the SUB-ADVISER (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (i) any failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements or sales literature, pertaining to the Funds, except insofar as any such statement or omission was made in reasonable reliance on information provided in writing by the SUB-ADVISER or its affiliates.

The SUB-ADVISER shall indemnify and hold harmless VALIC (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (1) any willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the SUB-ADVISER in performing hereunder; or (2) any untrue statement of material fact or any omission to state a material fact required to be stated or necessary to make statements, in light of the circumstances under which they are made, not misleading in any registration statement, proxy materials, advertisements or sales literature, pertaining to a Covered Fund to the extent any such statement or omission was made in reasonable reliance on information provided in writing by the SUB-ADVISER to VALIC for the express purpose of inclusion in such materials.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.

Promptly after receipt by either VALIC or the SUB-ADVISER (an “Indemnified Party”) under this Section 7 of notice of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement; but the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and the Indemnified Party notified the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After receiving notice from the Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination or preclusion of renewal of this Agreement.

8.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

9.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

10.	Force Majeure

Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delayed or defective performance arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented by the offending party through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions and freight embargoes.

11.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	If to the SUB-ADVISER:
Attn: Kurt Bernlohr	Attn: Legal Department
2919 Allen Parkway, L14-25	One North Wacker Drive
Houston, Texas 77019	Chicago, Illinois 60606
Tel: (713) 831-6133	Tel.: (312) 525-7100
Fax: (713) 831-8953	Fax: (312) 525-7490

With a copy to:	With a copy to:
Attn: Nori L. Gabert, Esq.	Attn: Atticus Fallon
2929 Allen Parkway, AT28-40	1285 Avenue Of The Americas
Houston, Texas 77019	New York, NY 10019
Tel: (713) 831-5165	Tel: (212) 821-3000
Fax: (713) 831-2258	Fax: (212) 882-5892

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kurt W. Bernlohr
Name:	Kurt W. Bernlohr
Title:	Senior Vice President

ATTEST:	/s/ Shana L. Walker

NAME:	Shana L. Walker

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

By:	/s/ Mark F. Kemper
Name:	Mark F. Kemper
Title:	Secretary

By:	/s/ Rachel Steinberger
Name:	Rachel Steinberger
Title:	Director

ATTEST:	/s/ Carrie Meyer

NAME:	Carrie Meyer

SCHEDULE A

(Effective December 5, 2011)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

International Small Cap Equity Fund	0.60% on first $50 million;
0.50% on the next $50 million; and
0.45% on assets above $100 million.

Exhibit C

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 5th day of December 2011, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and ROBECO INVESTMENT MANAGEMENT, INC. hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b) VALIC is engaged as the investment adviser of VALIC Company II (“VC II”) pursuant to a written Investment Advisory Agreement between VALIC and VC II, a Delaware business trust. VC II is a series type of investment company issuing separate classes (or series) of shares and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(d)	VC II currently consists of fifteen portfolios (“Funds”):

Aggressive Growth Lifestyle Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

High Yield Bond Fund

International Small Cap Equity Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Money Market II Fund

Small Cap Growth Fund

Small Cap Value Fund

Socially Responsible Fund

Strategic Bond Fund

In accordance with VC II’s Agreement and Declaration of Trust (the “Declaration”), new Funds may be added to VC II upon approval of the VC II Board of Trustees without the approval of shareholders. This Agreement will apply only to the Fund(s) set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (each, a “Covered Fund”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER AGREE AS FOLLOWS:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and approval of VALIC and the VC II Board of Trustees and in conformity with (i) the 1940 Act, and all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of a Covered Fund; (iii) the Declaration and Bylaws of VC II currently in effect (collectively, the “Charter Documents”); (iv) the investment objectives, policies and restrictions stated in each Covered Fund’s prospectus and statement of additional information; and (iv) any applicable procedures adopted by the VC II Board of Trustees and communicated to the SUB-ADVISER in writing, shall:

(a)

manage the investment and reinvestment of the assets of each Covered Fund, and conduct an investment evaluation for each Covered Fund, including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC II Board of Trustees, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs; and

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER in the SUB-ADVISER’s discretion, including any brokers or dealers that may be affiliated with the SUB-ADVISER to the extent permitted by applicable laws and the rules and regulations thereunder and any exemptive order currently in effect, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER in the SUB-ADVISER’s discretion, subject to the SUB-ADVISER’s control, direction, and supervision, including any brokers or dealers that may be affiliated with the SUB-ADVISER to the extent permitted by applicable laws and the rules and regulations thereunder and any exemptive order currently in effect.

In selecting brokers or dealers to execute transactions on behalf of a Covered Fund, the SUB-ADVISER will attempt to obtain best execution. In seeking to obtain best execution for any transaction, the SUB-ADVISER will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the brokers or dealers and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, the SUB-ADVISER is authorized to consider the “brokerage and research services” (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”)) provided to a Covered Fund and/or other accounts over which the SUB-ADVISER or any of its affiliates exercise discretion (“Client Accounts”). As permitted by Section 28(e) of the 1934 Act, the SUB-ADVISER may cause a Covered Fund to pay a broker that provides such brokerage and research services an amount of disclosed commission for effecting a portfolio transaction for the Covered Fund in excess of the commission that another broker may have charged for effecting the same transaction, provided that the SUB-ADVISER determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the overall responsibilities of the SUB-ADVISER to the Covered Fund and any other Client Accounts. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the VC II Board of Trustees regarding the performance of services under this Agreement. Upon receiving written request from VALIC and/or VC II, the SUB-ADVISER will promptly make available to VALIC and VC II copies of all of the investment records and ledgers relating to a Covered Fund to assist VALIC and VC II in complying with regulations applicable to the Covered Fund’s securities transactions as required by the 1940 Act, the Advisers Act or any other applicable law. The SUB-ADVISER will furnish to the VC II Board of Trustees such periodic and special reports as VALIC and the VC II Board of Trustees may reasonably request. The SUB-ADVISER will furnish to regulatory authorities with jurisdiction over the SUB-ADVISER, VALIC and/or VC II any information or reports in connection with the SUB-ADVISER’s investment advisory services which may be requested pursuant to such regulator’s authority in order to ascertain whether the operations of a Covered Fund are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not hold money or investments on behalf of a Covered Fund. The money and investments will be held by the custodian of the Covered Fund (the “Custodian”). The SUB-ADVISER will arrange for the transmission to the Custodian, on a daily basis, such confirmations, trade tickets and/or other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Fund. The SUB-ADVISER is authorized and empowered to instruct the Custodian (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian, (ii) to deliver securities and other property against payment for beneficial interests in VC II, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement. VALIC authorizes and empowers the SUB-ADVISER to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of a Covered Fund and, as agent and attorney-in-fact, to execute for the Covered Fund standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

VALIC will vote all proxies relating to securities held by a Covered Fund. VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the VC II Board of Trustees. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by a Covered Fund. VALIC will instruct the Custodian and other parties providing services to VC II promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund. The SUB-ADVISER shall not be responsible for (i) directing the vote of any proxy; (ii) instructing the Custodian or any other party providing services to VC II to forward to the proxy voting service copies of any proxies and shareholder communications relating to securities held by a Covered Fund, or (iii) taking any action on behalf of a Covered Fund in connection with a class action lawsuit, settlement proceeding, or other legal proceeding (including, without limitation, bankruptcies) involving portfolio securities owned by the Covered Fund.

To the extent that a Covered Fund invests in the securities of an issuer that provides investors with an opportunity to tender their interests with respect to such securities, the SUB-ADVISER is authorized and empowered to determine whether a tender should be made with respect to the Covered Fund’s investment in such securities.

The SUB-ADVISER may aggregate sales or purchase orders placed or received for a Covered Fund with sales or purchase orders being made generally concurrently with any other Client Account, provided that in the SUB-ADVISER’s reasonable judgment, including its consideration of various factors (including the selling or purchase price, brokerage commission and other expenses), such aggregation is fair and reasonable and consistent with the SUB-ADVISER’s fiduciary obligations to the Covered Fund and such other Client Accounts. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the SUB-ADVISER’s determination of whether such aggregation is fair and reasonable is subjective and based on the SUB-ADVISER’s determination that a Covered Fund may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent VALIC or a Covered Fund other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all of VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement. The SUB-ADVISER shall not be responsible for bearing any cost or expense of a Covered Fund, such as the cost of any brokerage commissions, taxes, Blue Sky qualification fees, outside auditing and legal expenses, custodial fees or other transaction-related fees incurred by or on behalf of a Covered Fund.

The SUB-ADVISER represents and warrants that in furnishing the services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of a Covered Fund or other series of VC II, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investments companies that are controlled by VC II, concerning transactions of the Covered Fund in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of a Covered Fund, and will keep confidential any non-public information obtained directly as a result of its management of Covered Fund assets, and disclose such non-public information only if VALIC or the VC II Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable regulatory authorities or self-regulatory organization (including the SUB-ADVISER’s regulatory examiners) or valid order of a court or other tribunal of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Trustees of VC II.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a sub- advisory fee based on each Covered Fund’s average daily net asset value, calculated as described in this Section 3 and in the fee schedule attached hereto as Schedule A. VALIC and the SUB-ADVISER may agree to amend Schedule A in writing from time to time, provided that any such amendment is made in conformity with the Charter Documents and applicable laws and regulations. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in the Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than thirty (30) days following the end of such month.

If this Agreement is terminated before month-end, the foregoing compensation shall be prorated.

The payment of sub- advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC II.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and/or its affiliates now act, will continue to act and may act in the future as investment adviser or sub-adviser to one or more fiduciary and/or other managed accounts or investment companies. VALIC has no objection to the SUB-ADVISER and/or its affiliates so acting; provided that, whenever a Covered Fund and one or more other Client Accounts have available funds for investment, investments suitable and appropriate for each fund or account will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. VALIC recognizes that, in some cases, this procedure may adversely affect the price paid or received by a Covered Fund or limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER or in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER does not guarantee the future performance of a Covered Fund or any specific level of performance, the success of any investment decision or strategy that the SUB-ADVISER may use, or the success of the SUB-ADVISER’s overall management of the assets of a Covered Fund. Each of VALIC and VC II understand that each investment decision made for a Covered Fund by the SUB-ADVISER is subject to risk, including various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of a Covered Fund allocated to its management by VALIC, including by making investment decisions for the Covered Fund.

The SUB-ADVISER shall not be liable to any of VALIC, VC II, the Funds, or any shareholder in a Fund, and VALIC shall indemnify the SUB-ADVISER for any act or omission, and against any demand, claim, action, suit, or other proceeding, in connection with rendering services under this Agreement, or for any losses sustained in connection with matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER. Nothing in this Agreement shall constitute a waiver or limitation of any rights which VALIC may have under federal and state securities laws.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that each Covered Fund is in compliance with Subchapter M of the Code and section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall seek to take prompt action so that the relevant Covered Fund complies with such Code diversification provisions, as directed by VALIC.

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser or sub- adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide VALIC with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC with a copy of its Form ADV and, after filing any annual amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC II to delegate some or all of its responsibilities to one or more sub-advisers, and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.	Term of Agreement

This Agreement shall become effective as to each Covered Fund set forth on Schedule A on the date hereof and as to any other Fund on the date of the amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to each Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the VC II trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the VC II Board of Trustees or a majority of the Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment, as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC II as it relates to a Covered Fund. VALIC agrees to give the SUB-ADVISER prompt notice in the event of termination of the Investment Advisory Agreement. This Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC II Board of Trustees or by vote of the holders of a majority of the Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC (i) without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER, without payment of any penalty, may terminate this Agreement at any time or preclude its renewal on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

7.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in the SUB-ADVISER’s performance of services under this Agreement, provided that no such person serves or acts as an investment adviser independent of the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such person will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to any such person.

The SUB-ADVISER agrees that all books and records which it maintains for a Covered Fund are the property of the Covered Fund. The SUB-ADVISER also agrees upon request of VALIC or VC II, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation, or its or its parent company’s policies and procedures relating to the retention of records. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

VALIC has furnished the SUB-ADVISER copies of each Covered Fund’s prospectus and statement of additional information, the Charter Documents, and any applicable policies and procedures adopted by the VC II Board of Trustees, as currently in effect, and VALIC also agrees, for so long as this Agreement remains in effect, to furnish to the SUB-ADVISER copies of any amendments or supplements thereto, and any new policies and procedures, before or at the time the amendments, supplements or policies and procedures become effective. Until VALIC delivers any amendments, supplements or new policies and procedures to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor, rely on and act on any notice, instruction or confirmation given by VALIC on behalf of a Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such notice, instruction, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to submit for preapproval to the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, reports to shareholders, sales literature, or other material prepared for distribution to interest holders of the Funds or the public that refer in any way to the SUB-ADVISER. The SUB-ADVISER agrees to review and respond in writing with comments or approval within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof, and if written approval or comments are not received within such time period then the use of such documents or materials shall be presumed approved by the SUB-ADVISER. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER’s name and/or logo as soon as practicable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and VC II as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

VALIC agrees to provide to the SUB-ADVISER in writing a list of, and all relevant details relating to, all custodial accounts containing assets being managed by the SUB-ADVISER pursuant to this Agreement and shall provide the SUB-ADVISER with prompt written notice of all changes to such list and related details.

VALIC agrees to provide the SUB-ADVISER with any further documents, materials or information that the SUB-ADVISER may reasonably request from time to time, including such documents, materials or information that the SUB-ADVISER deems necessary in order to complete any annual due diligence of VALIC, VC II and each Covered Fund. VALIC shall also provide the SUB-ADVISER with a copy of its Form ADV Part II, and furnish to the SUB-ADVISER any annual amendment to its Form ADV promptly after filing such amendment with the SEC.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC II in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

In addition to the indemnification set forth in Section 4 of this Agreement, VALIC agrees to indemnify and hold harmless the SUB-ADVISER (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (i) any failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements or sales literature, pertaining to the Funds, except insofar as any such statement or omission was made in reasonable reliance on information provided in writing by the SUB-ADVISER or its affiliates.

The SUB-ADVISER shall indemnify and hold harmless VALIC (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (1) any willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the SUB-ADVISER in performing hereunder; or (2) any untrue statement of material fact or any omission to state a material fact required to be stated or necessary to make statements, in light of the circumstances under which they are made, not misleading in any registration statement, proxy materials, advertisements or sales literature, pertaining to a Covered Fund to the extent any such statement or omission was made in reasonable reliance on information provided in writing by the SUB-ADVISER to VALIC for the express purpose of inclusion in such materials.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.

Promptly after receipt by either VALIC or the SUB-ADVISER (an “Indemnified Party”) under this Section 7 of notice of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement; but the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and the Indemnified Party notified the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After receiving notice from the Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination or preclusion of renewal of this Agreement.

8.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

9.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

10.	Force Majeure

Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delayed or defective performance arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented by the offending party through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions and freight embargoes.

11.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	If to the SUB-ADVISER:
Attn: Kurt Bernlohr	Attn:
2919 Allen Parkway, L14-25
Houston, Texas 77019
Tel: (713) 831-6133
Fax: (713) 831-8953

With a copy to:	With a copy to:
Attn: Nori L. Gabert, Esq.
2929 Allen Parkway, AT28-40
Houston, Texas 77019
Tel: (713) 831-5165
Fax: (713) 831-2258

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kurt W. Bernlohr
Name:	Kurt W. Bernlohr
Title:	Senior Vice President

ATTEST:	/s/ Shana L. Walker
NAME:	Shana L. Walker

ROBECO INVESTMENT MANAGEMENT, INC.

By:	/s/ William G. Butterly, III
Name:	William G. Butterly, III
Title:	Chief Operating Officer and Senior Managing Director

By:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	Chief Financial Officer and Senior Managing Director

ATTEST:	/s/ James G. Noone
NAME:	James G. Noone

SCHEDULE A

(Effective December 5, 2011)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Mid Cap Value Fund	0.45% on first $100 million;
0.40% on the next $150 million; and
0.35% on assets above $250 million.

VALIC COMPANY II

2929 Allen Parkway

Houston, Texas 77019

Capital Appreciation Fund

International Small Cap Equity Fund

Mid Cap Value Fund

(the “Funds”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

http://www.valic.com/InformStatements82_390045.html

This Notice is to inform you that an information statement (the “Information Statement”) regarding the change in sub-advisers of the Capital Appreciation Fund, the International Small Cap Equity Fund and the Mid Cap Value Fund is now available at the website referenced above. Each Fund is a series of VALIC Company II (“VC II”). Please note that this Notice is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access VALIC’s website to review a complete copy of the Information Statement, which contains important information about the change in sub-advisers.

As discussed in the Information Statement, on October 24-25, 2011, the Board of Trustees of VC II approved (i) the appointment of The Boston Company Asset Management, LLC (“Boston Company”) as the new sub-adviser to the Capital Appreciation Fund, replacing Bridgeway Capital Management, Inc. (“Bridgeway”), (ii) the appointment of UBS Global Asset Management (Americas) Inc. (“UBS”) as a new sub-adviser to the International Small Cap Equity Fund, replacing PineBridge Investments, LLC (“PineBridge”), and (iii) the appointment of Robeco Investment Management, Inc. (“Robeco”) as a new sub-adviser to the Mid Cap Value Fund, replacing Nuveen Asset Management LLC (“Nuveen”). The Board also approved (i) the termination of Bridgeway as the existing sub-adviser of the Capital Appreciation Fund, (ii) the termination of PineBridge as an existing sub-adviser of the International Small Cap Equity Fund, and (iii) the termination of Nuveen as an existing sub-adviser of the Mid Cap Value Fund. On December 5, 2011, Boston Company began managing the Capital Appreciation Fund, UBS began managing the International Small Cap Equity Fund and Robeco began managing the Mid Cap Value Fund.

VC II has received an exemptive order from the Securities and Exchange Commission which allows the Funds’ investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. As required by this exemptive order, a Fund is required to provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about February 15, 2012, to all participants in a Contract or Plan who were invested in the Funds as of the close of business on November 30, 2011. A copy of the Information Statement will remain on VALIC’s website until at least May 23, 2012, and shareholders can request a complete copy of the Information Statement until February 16, 2013.

You can obtain a paper or email copy of the complete Information Statement, without charge, by contacting VALIC Client Services at 1-800-448-2542, or by sending an email to Forms.Request@valic.com. Please note, however, that you will not receive a paper or email copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.

SunAmerica Asset Management Corp. 2929 Allen Parkway Houston, TX 77019- 2118
713.831.5165 713.831.2258 Fax Nori.Gabert@valic.com
Nori L. Gabert Vice President and Deputy General Counsel

February 15, 2012

Via Edgar

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	VALIC Company II Capital Appreciation Fund, International Small Cap Equity Fund and Mid Cap Value Fund (the “Funds”) File No. 811-08789

Ladies and Gentlemen:

On behalf of the Funds, and pursuant to Rule 14c-5 of the Securities and Exchange Act of 1934, we hereby transmit for filing a definitive copy of an Information Statement, and the Notice of Internet Availability of Information Statement (the “Notice”), in the form to be furnished to shareholders.

The purpose of the Information Statement is to provide shareholders with information regarding the approval of an amendment to the existing sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and The Boston Company Asset Management, LLC with respect to the Capital Appreciation Fund, a new sub-advisory agreement between VALIC and UBS Global Asset Management (Americas) Inc. with respect to the International Small Cap Equity Fund, and a new sub-advisory agreement between VALIC and Robeco Investment Management, Inc. with respect to the Mid Cap Value Fund.

It is anticipated that the Notice will be mailed to shareholders on or about February 15, 2012, and that the Information Statement will be available on the website specified in the Notice as of that date. Should you have any questions or comments concerning the Information Statement or Notice, please contact the undersigned at (713) 831-5165.

Very truly yours,

/s/ Nori Gabert
Nori Gabert
(Chief Legal Officer, Vice President and Secretary of VALIC Company II)